UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 12, 2002


                           CROSSMANN COMMUNITIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


            Indiana                       33-68396               35-1880120
            -------                       --------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                 9210 North Meridian Street
                   Indianapolis, Indiana                      46260
                   ---------------------                      -----
         (Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code: (317) 843-9514

Item 5. Other Events

     On March 6, 2002, Crossmann Communities, Inc. issued the press release attached as Exhibit 99.1 to this report. The press release is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

         99.1 Press Release dated March 6, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CROSSMANN COMMUNITIES, INC.
                                  (Registrant)


Date: March 12, 2002              By: /s/ Jennifer A. Holihen
                                      ------------------------------------------
                                      Jennifer A. Holihen, Chief Financial
                                        Officer, Secretary and Treasurer